Exhibit 99.1

Cycurion Secures Florida State Term Contract to Power Next-Generation Government IT Transformation

MCLEAN, Va., Oct. 29, 2025 (GLOBE NEWSWIRE) — Cycurion, Inc. (“Cycurion” or the “Company”) (NASDAQ: CYCU), a publicly traded leader in technology and staffing solutions for the public sector, today announces its selection as an approved vendor under the Florida State Term Contract for Information Technology (IT) Staff Augmentation Services. This multi-year contract positions Cycurion at the forefront of Florida’s ambitious digital modernization agenda, enabling the Company to deploy elite IT talent across state agencies, municipalities, and eligible public entities.

The multi-year contract enables any Florida state agency, county, municipality, or eligible entity to engage Cycurion directly—without competitive bidding—for mission-critical IT staff augmentation across software development, cybersecurity, data analytics, cloud engineering, AI integration, project management, and systems architecture. Under the agreement, Cycurion will provide qualified professionals on a time-and-materials or statement-of-work basis, with pricing pre-negotiated and approved by the Florida Department of Management Services, ensuring cost transparency and streamlined procurement for the state’s next wave of digital innovation and citizen-centric services.

“This statewide contract is a launchpad for transformative impact,” said Ed Burns, President of State and Local Government at Cycurion. “We’re not just filling roles—we’re building the technical backbone for Florida’s future. From securing critical infrastructure to accelerating AI-driven public services, Cycurion is positioned to support the state’s most strategic IT initiatives.”

Future-Focused Commitment

●	Scalable Talent Pipeline: Cycurion will maintain a rapid-response bench of pre-vetted, high-caliber IT professionals ready to deploy within days—not weeks.
●	Innovation Leadership: The Company will prioritize emerging disciplines such as zero-trust architecture, generative AI for public sector use cases, and quantum-ready cybersecurity.
●	Performance Guarantee: Backed by Cycurion’s 98% client retention rate in public sector contracts, Cycurion aims to include proactive performance monitoring and skills refreshers for each placement.

“This is about what’s next,” Burns continued. “Florida is investing billions in digital government, and Cycurion is the partner that turns vision into velocity. We’re already aligning top-tier talent with upcoming statewide initiatives in smart cities, telehealth expansion, and resilient election systems.”

The Florida Department of Management Services (DMS) rigorously evaluates vendors on quality, speed, and value. The selection of Cycurion highlights Cycurion’s track record in delivering secure, compliant, and results-driven IT staffing at scale. Public sector leaders can now access Cycurion’s contract vehicle immediately, with no request for proposal required.

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

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